FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2019
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

16.    FINANCIAL RISK MANAGEMENT

The Company has exposure to a variety of financial risks from its use of financial instruments. This note presents information about the Company's exposure to each of these risks, the Company's objectives, policies and processes for measuring and managing risk, and the Company's management of capital.

Capital Risk Management

The Company’s primary objective when managing capital is to maximize returns for its shareholders by growing its asset base through accretive acquisitions of royalties, streams and other interests, while optimizing its capital structure by balancing debt and equity. At December 31, 2019, the capital structure of the Company consists of $313.9 million (December 31, 2018: $273.1 million) of total equity, comprising share capital, reserves, accumulated other comprehensive (loss) income, and deficit, and $89.6 million (December 31, 2018: $16.8 million) of drawn Revolving Facility. The Company was not subject to any externally imposed capital requirements with the exception of complying with certain covenants under the Revolving Facility (Note 8). The Company is in compliance with its debt covenants at December 31, 2019.

Credit Risk

Credit risk is the risk of potential loss to the Company if the counterparty to a financial instrument fails to meet its contractual obligations. The Company's credit risk is primarily attributable to its liquid financial assets including cash and cash equivalents and accounts receivable in the ordinary course of business. In order to mitigate its exposure to credit risk, the Company maintains its cash and cash equivalents in several high-quality financial institutions and closely monitors its accounts receivable and ROFR receivable balances. The Company’s accounts receivable and ROFR receivable are subject to the credit risk of the counterparties who own and operate the mines underlying Maverix’s royalty and stream portfolio.

Currency Risk

Financial instruments that impact the Company’s net income due to currency fluctuations include: cash and cash equivalents, accounts receivable, investments, trade payables and other denominated in Canadian and Australian dollars. Based on the Company’s Canadian and Australian dollar denominated monetary assets and liabilities at December 31, 2019, a 10% increase (decrease) of the value of the Canadian and Australian dollar relative to the US dollar would increase (decrease) net (loss) income by $0.2 million and other comprehensive (loss) income by $0.9 million, respectively.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company’s approach to managing liquidity is to ensure it will have sufficient liquidity to meet liabilities when due. In managing liquidity risk, the Company takes into account anticipated cash flows from operations, holding of cash and cash equivalents, and the amount available under the Revolving Facility. As at December 31, 2019, the Company had cash and cash equivalents of $6.3 million (December 31, 2018: $6.8 million) and working capital of $25.9 million (December 31, 2018: $11.3 million). In addition, at December 31, 2019 the Company has US$51.0 million available under its Revolving Facility (Note 8).

Other Risks

The Company also holds common shares of other mining companies with a combined fair market value as at December 31, 2019 of $9.1 million (December 31, 2018: $5.8 million) (Note 7). The daily exchange traded volume of the common shares may not be sufficient for the Company to liquidate its position in a short period of time without potentially affecting the market value of the shares. The Company is exposed to equity price risk as a result of holding these investments in other mining companies. Based on the Company’s investments held as at December 31, 2019, a 10% increase (decrease) in the equity prices of these investments would increase (decrease) other comprehensive (loss) income by $0.9 million.

Fair Value Measurements

The fair value hierarchy establishes three levels to classify the inputs of valuation techniques used to measure fair value. The three levels of the fair value hierarchy are described below:

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. Investments in common shares held that have direct listings on an exchange are classified as Level 1.

Level 2: Quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liabilities.

Level 3: Prices or valuation techniques that require inputs that are both significant to fair value measurement and unobservable (supported by little or no market activity).

The following table summarizes the Company's financial assets and liabilities measured at fair value on a recurring basis by level within the fair value hierarchy as at December 31, 2019 and 2018. In accordance with IFRS 13, Fair Value Measurements, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	As at December 31, 2019			As at December 31, 2018
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Common shares	$9,098	$—	$—	$5,762	$—	$—
Warrants	—	186	—	—	320	—
Total	$9,098	$186	$—	$5,762	$320	$—

The fair values of the royalty, stream and other interests acquired through issuance of equity instruments were determined by a market approach using unobservable inputs into discounted cash flow projections and comparable transactions. As a result, for the years ending December 31, 2019 and 2018, the acquisition date fair values of royalty and other interests designated as Level 3 fair value measurements were $97.0 million and $134.7 million, respectively (Note 5).